SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2007

MEDIMMUNE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-19131	52-1555759
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One MedImmune Way Gaithersburg, Maryland 20878
(Address of principal executive offices)

(301) 398-0000

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 22, 2007, MedImmune, Inc., a Delaware corporation (“MedImmune”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with AstraZeneca PLC, a public limited company incorporated under the laws of England and Wales (“Parent”), AstraZeneca Biopharmaceuticals Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Purchaser”).

Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser will commence a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.01 per share, of MedImmune at a purchase price of $58.00 per share, net to the holder thereof in cash (the “Offer Price”).  Pursuant to the Merger Agreement, as soon as practicable after the consummation of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Purchaser will merge with and into MedImmune (the “Merger”) and MedImmune will become an indirect wholly-owned subsidiary of Parent.  In the Merger, the shares of MedImmune remaining outstanding following the consummation of the Offer, other than shares held by Parent or its subsidiaries or by stockholders who have validly exercised their appraisal rights under Delaware law, will be converted into the right to receive the Offer Price.

The obligation of Purchaser to accept for payment and pay for the shares tendered in the Offer is subject to the satisfaction or waiver of a number of closing conditions set forth in the Merger Agreement, including among others, the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act.  In addition, it is also a condition to Purchaser’s obligation to accept for payment and pay for the shares tendered in the Offer that more than 50% of the outstanding shares of MedImmune common stock on a fully diluted basis shall have been validly tendered in accordance with the terms of the Offer and not properly withdrawn (the “Minimum Condition”).  The Minimum Condition may not be waived by Purchaser without the prior written consent of MedImmune.

The closing of the Merger is subject to customary closing conditions, and, depending on the number of shares held by Parent and Purchaser after Purchaser’s acceptance of the shares properly tendered in connection with the Offer, approval of the Merger by holders of the outstanding shares of MedImmune common stock remaining after the completion of the Offer.

The Merger Agreement includes customary representations, warranties and covenants of MedImmune, Parent and Purchaser.  MedImmune has agreed to operate its business in the ordinary course until the Merger is consummated.  MedImmune has also agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire MedImmune and to certain restrictions on its ability to respond to any such proposal.  The Merger Agreement also includes customary termination provisions for both MedImmune and Parent and provides that, in connection with the termination of the Merger Agreement under specified circumstances, MedImmune will be required to pay Parent a termination fee.

A copy of the Merger Agreement is attached as Exhibit 2.1 to this report and is incorporated herein by reference.  The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

The Merger Agreement contains representations and warranties of MedImmune, Parent and Purchaser made to each other as of specific dates.  The assertions embodied in those representations and warranties were made solely for purposes of the contract among MedImmune, Parent and Purchaser and may be subject to important qualifications and limitations agreed to by MedImmune, Parent and Purchaser in connection with the negotiating terms.  Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for purposes allocating risk among MedImmune, Parent and Purchaser rather than establishing matters as facts.

Notice to Investors

The tender offer for the outstanding common stock of MedImmune referred to in this report has not yet commenced.  This report is neither an offer to purchase nor a solicitation of an offer to sell any securities.  The solicitation and the offer to buy shares of MedImmune common stock will be made pursuant to an offer to purchase and related materials that Parent intends to file with the U.S. Securities and Exchange Commission.  At the time the offer is commenced, Parent will file a Tender Offer Statement on Schedule TO with the U.S. Securities and Exchange Commission, and thereafter MedImmune will file a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the offer. The Tender Offer Statement (including an Offer to Purchase, a related Letter of Transmittal and other offer documents) and the Solicitation/Recommendation Statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer.  These materials will be sent free of charge to all stockholders of MedImmune.  In addition, all of these materials (and all other materials filed by MedImmune with the U.S. Securities and Exchange Commission) will be available at no charge from the U.S. Securities and Exchange Commission through its website at www.sec.gov.  Free copies of the Offer to Purchase, the related Letter of Transmittal and certain other offering documents will be made available by Parent at www.astrazeneca.com .  Investors and security holders may also obtain free copies of the documents filed with the U.S. Securities and Exchange Commission by MedImmune at www.medimmune.com.

Forward Looking-Statements

This report contains “forward-looking statements” that involve significant risks and uncertainties.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including: statements regarding the anticipated timing of filings and approvals relating to the transaction; statements regarding the expected timing of the completion of the transaction; statements regarding the ability to complete the transaction considering the various closing conditions; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing.  Investors and security holders are cautioned not to place undue reliance on these forward-looking statements.  Actual results could differ materially from those currently anticipated due to a number of risks and uncertainties.  Risks and uncertainties that could cause results to differ from expectations include: uncertainties as to the timing of the tender offer and merger; uncertainties as to how many MedImmune stockholders will tender their stock in the offer; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; the effects of disruption from the transaction making it more difficult to maintain relationships with employees, licensees, other business partners or governmental entities; other business effects, including the effects of industry, economic or political conditions outside of MedImmune’s control; transaction costs; actual or contingent liabilities; and other risks and uncertainties discussed in documents filed with the U.S. Securities and Exchange Commission by MedImmune, as well as the tender offer documents to be filed by Parent and the Solicitation/Recommendation Statement to be filed by MedImmune.  All of the materials related to the offer (and all other offer documents filed with the U.S. Securities and Exchange Commission) will be available at no charge from the U.S. Securities and Exchange Commission through its website at www.sec.gov.  Investors and security holders may also obtain free copies of the documents filed with the U.S. Securities and Exchange Commission by MedImmune at www.medimmune.com.  MedImmune does not undertake any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as expressly required by law.

Item 8.01.  Other Events

A copy of the press release announcing the execution of the Merger Agreement is attached as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

d)

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of April 22, 2007, by and among AstraZeneca PLC, AstraZeneca Biopharmaceuticals Inc. and MedImmune, Inc.
99.1	Press Release, dated as of April 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MedImmune, Inc.

By:	/s/ William C. Bertrand
William C. Bertrand Jr., Esq.
Senior Vice President, General Counsel
& Secretary

Dated: April 23, 2007